EXHIBIT 99.A

Exhibit A

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned with respect to the ownership by each of the undersigned of Common Stock of Ultrapetrol (Bahamas) Limited and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this 20th day of December, 2012.

SPARROW CAPITAL INVESTMENTS LTD.

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SPARROW CI SUB LTD.

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

TRITON SHIPPING LTD.

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

QUATTRO SHIPPING HOLDINGS LTD.

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SOUTHERN CROSS LATIN AMERICA PRIVATE EQUITY FUND III, L.P.

By: Southern Cross Capital Partners III, L.P., its general partner

By: SC GP Company III, its general partner

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SOUTHERN CROSS CAPITAL PARTNERS III, L.P.

By: SC GP Company III, its general partner

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SC GP COMPANY III

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SOUTHERN CROSS LATIN AMERICA PRIVATE EQUITY FUND IV, L.P.

By: Southern Cross Capital Partners IV, L.P., its general partner

By: SC GP Company IV Limited, its general partner

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SOUTHERN CROSS CAPITAL PARTNERS IV, L.P.

By: SC GP Company IV Limited, its general partner

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

SC GP COMPANY IV LIMITED

By: /s/ Ricardo Rodriguez
Name: Ricardo Rodriguez
Title: Director

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